As filed with the Securities and Exchange Commission on March 1, 1999
                                                        Registration No. 2-94184



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                         Pre-Effective Amendment No.                   [ ]


                       Post-Effective Amendment No. 25                 [X]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                              Amendment No. 21                         [X]


                         REICH & TANG EQUITY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5200

                               Bernadette N. Finn
                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and address of agent for service)

                         Copy to:Michael R. Rosella, Esq.
                                 Battle Fowler LLP
                                 75 East 55th Street
                                 New York, New York 10022
                                 (212) 856-6858

It is proposed that this filing will become effective (check appropriate box)


         [ ]  immediately  upon filing  pursuant to paragraph  (b)
         [ ] on (date) pursuant  to  paragraph  (b)
         [X] 60  days  after  filing  pursuant  to paragraph  (a)
         [ ] on (date)  pursuant to paragraph (a) of Rule 485
         [ ] 75 days  after  filing  pursuant  to  paragraph  (a)(2)
         [ ] on  (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         REICH & TANG EQUITY FUND, INC.

                              CROSS REFERENCE SHEET
                          (as required by Rule 404 (c))


Part A
Item No.                                      Prospectus Heading
--------                                      ------------------



1.   Front and Back Cover Pages . . . . . .   Cover Page; Back Page

2.   Risk/Return Summary: Investments,        Risk/Return Summary: Investments,
     Risks, and Performance . . . . . . . .   Risks, and Performance

3.   Risk/Return Summary: Fee Table. . . .    Fee Table

4.   Investment Objectives, Principal         Investment Objectives, Principal
     Investment Strategies, and Related       Investment Strategies, and Related
     Risks. . . . . . . . . . . . . . . . .   Risks

5.   Management's Discussion of
     Fund Performance . . . . . . . . . . .   Not Applicable

6.   Management, Organization, and Capital    Management, Organization, and
     Structure . . . . . . . . . . . . . .    Capital Structure

7.   Shareholder Information. . . . . . .     Shareholder Information

8.   Distribution Arrangements . . . . . .    Distribution Arrangements

9.   Financial Highlights Information . .     Financial Highlights

Part B                                        Caption in Statement of
Item No.                                      Additional Information
--------                                      ----------------------

10.  Cover Page and Table of Contents. .      Cover Page and Table of Contents

11.  Fund History. . . . . . . . .            Fund History

12.  Description of the Fund and Its          Description of the Fund and Its
     Investments and Risks. . . . . . .       Investments and Risks

13.  Management of the Fund . . . . . .       Management of the Fund

14.  Control Persons and Principal            Control Persons and Principal
     Holders of Securities. . . . . . .       Holders of Securities

15.  Investment Advisory and                  Investment Advisory and
     Other Services . . . . . . . . . .       Other Services

16.  Brokerage Allocation and Other           Brokerage Allocation and Other
     Practices. . . . . . . . . . . . .       Practices

17.  Capital Stock and                        Capital Stock and
     Other Securities . . . . . . . . .       Other Securities

18.  Purchase, Redemption and                 Purchase, Redemption and
     Pricing of Shares                        Pricing of Shares

19.  Taxation of the Fund . . . . . . .       Taxation of the Fund

20.  Underwriters . . . . . . . . . . .       Underwriters

21.  Calculations of Performance Data. . .    Calculations of Performance Data

22.  Financial Statements. . . . . . .        Financial Statements

--------------------------------------------------------------------------------
Reich & Tang                                                          PROSPECTUS
EQUITY FUND, INC.                                                    May 3, 1999
================================================================================


  A mutual fund whose investment objective is to seek growth of capital and investments will be made based upon their potential for capital appreciation. Current income is a secondary objective.




   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

---------------------------------------------------------------------------------------------------

Contents
  Risk/Return Summary............................2        Shareholder Information................8
  Fee Table......................................4        Tax Consequences......................15
  Investment Objectives, Principal                        Distribution Arrangements.............16
   Investment Strategies,                                 Financial Highlights..................18
   and Related Risks............................5
  Management, Organization and Capital
  Structure.....................................7
--------------------------------------------------------------------------------------------------


I.RISK/RETURN SUMMARY: INVESTMENTS,
  RISKS, AND PERFORMANCE


Investment Objectives


The Fund seeks growth of capital and investments will be made based upon their potential for capital appreciation. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.


Principal Investment Strategies

The  Fund's  investment  philosophy  is to invest in the  equity  securities  of
companies  which,  based  on  fundamental  research,   management  believes  are
undervalued.

The Fund intends to achieve its investment objectives by investing primarily in a diversified portfolio of domestic equity securities.

Under normal circumstances, the Fund will have substantially all of its assets (more than 65%) invested in equity securities, including common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks. At times, the Fund may also invest up to 35% of its total assets in debt securities and preferred stocks offering a significant opportunity for price appreciation.

Principal Risks

     o As with all equity investments, it is possible to lose money by investing in the Fund.


     o Since the Fund primarily contains common stocks of domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks which may include a susceptibility to general stock market movements and volatile changes in value.

     o The value of the Fund's shares and the securities held by the Fund can each decline in value.


     o This Fund is intended for investors who seek long-term capital growth and are willing to tolerate short-term fluctuations in price in order to achieve this objective.


Risk/Return Bar Chart


The following bar chart may assist you in your decision to invest in the Fund. The bar chart shows the change in the average annual returns of the Fund over the last 10 calendar years. The table shows how the average annual returns for the last 1, 5 and 10 year periods and since inception compare with that of the S&P 500 Index. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future.

================================================================================
   Reich & Tang Equity Fund, Inc.(1)(2)

[GRAPHIC OMITTED]

Calendar Year End   % Total Return
-----------------   ---------------
1989                17.87%
1990                -5.83%
1991                23.05%
1992                16.34%
1993                13.81%
1994                 1.70%
1995                28.16%
1996                16.87%
1997                13.77%
1998                 2.57%

================================================================================

     (1) The Fund's highest quarterly return was 21.99% for the quarter ended December 31, 1998; the lowest quarterly return was -19.80% for the quarter ended September 30, 1998.

     (2)  Participating   Organizations  may  charge  a  fee  to  investors  for
          purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.


Average Annual Total Returns - Reich & Tang Equity Fund, Inc. and Standard and Poor's 500 Index

                                           Reich & Tang Equity   S & P 500 Index
                                           -------------------   --------------
  For the periods ended December 31, 1998
  One Year                                         2.57%             28.58%
  Five Years                                      12.19%             24.06%
  Ten Years                                       12.38%             19.21%
  Average Annual Total Returns
    since Inception                               14.39%             18.93%

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
------------------------------
(expenses that are deducted from Fund assets)

Management Fees                                                       0.80%
Other Expenses                                                        0.39%
Administration Fees                                      0.20%
Total Annual Fund Operating Expenses                                  1.19%


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year               3 years         5 years                 10 years


         $121                  $378            $654                    $1,443

II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


Investment Objectives


The Fund is a diversified management investment company whose investment objective is to seek growth of capital and investments will be made based upon their potential for capital appreciation. Current income is a secondary objective.


The Fund's investment objective of growth of capital is fundamental and may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change.



Principal Investment Strategies


The Fund's investment philosophy is to invest in equity securities of companies which, based on fundamental research, management believes are undervalued. Within this basic framework, the policy of the Fund will emphasize flexibility in arranging its portfolio to seek the desired results. Consistent with this philosophy, the Fund will invest primarily in a diversified portfolio of domestic equity securities.


The Fund may invest in both listed and unlisted equity securities.


Under normal circumstances, the Fund will have substantially all of its assets (more than 65%) invested in equity securities, including common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks. At times, the Fund may also invest up to 35% of its assets in debt securities and preferred stocks which offer significant opportunities for price appreciation.


The Fund may take a temporary defensive position and invest in securities that are inconsistent with its principal investment strategies when the Manager determines that adverse market, economic, political, or other conditions warrant such a defensive position. Such a temporary defensive position may cause the Fund to not achieve its investment objective. Pursuant to this policy the Fund may invest temporarily without limit in investment grade debt securities, preferred stocks or money market instruments. The Fund will not necessarily dispose of a security that falls below investment grade based upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. Money market instruments purchased for this purpose include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including such obligations subject to repurchase agreements), commercial paper rated in the highest grade by any nationally recognized rating agency and certificates of deposit and bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars.


Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Repurchase agreements usually have a short duration, often less than one week. A repurchase agreement is an instrument under which an investor (e.g., the Fund) purchases a U.S. government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate.


The Fund will not invest more than 5% of its total assets in securities of issuers which together with their predecessors have a record of less than three years continuous operations.


Critical factors which will be considered in the selection of securities will include (i) the values of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and (iii) the economic and political outlook.


Disposal of a security will be based upon factors such as (i) increases in the price level of the security or of securities generally which the Fund believes reflect earnings growth too far in advance, (ii) changes in the relative opportunities offered by various securities and (iii) actual or potential deterioration of the issuer's earning power which the Fund believes may adversely affect the price of its securities. Turnover will be influenced by sound investment practices, the Fund's investment objective, and the need of funds for the redemption of the Fund's shares.



The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for long-term capital appreciation under ordinary circumstances. While the rate of portfolio turnover will not be a limiting factor when the investment advisor deems changes appropriate, it is anticipated that given the Fund's investment objectives, its annual portfolio turnover should not generally exceed 75%. (A portfolio turnover rate of 75% would occur, for example, if three-fourths of the stocks in the Fund's portfolio were replaced in a period of one year.) The turnover rate of the Fund for the fiscal year ended December 31,1998 was 45.79%.



Risks


Since the Fund primarily contains common stocks of domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks. Such risks include those associated with the right to receive payments from the issuer of the common stock. Holders of common stocks have a right to receive dividends only when and if declared by the issuer's board of directors. Holders of common stock may also only participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Moreover, common stocks do not represent an obligation of the issuer. Therefore, common stocks do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability of the issuer to pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy.


Common stocks are also especially susceptible to general stock market movements and to volatile changes in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the Fund's shares and the securities held by the Fund can each decline in value and the loss of money is a risk of investing in the Fund.


There  are  also  risks  to an  investor  if the  Fund  invests  in low or below investment grade debt securities. These securities may have speculative characteristics and changes in economic condition or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments then is the case with other debt securities.


If a vendor defaults on its repurchase obligation pursuant to a repurchase agreement, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or losses of principal and income, in selling the collateral.


As the Year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Manager is in the process of working with the Fund's service providers to prepare for the Year 2000. Based on information currently available, the Manager does not expect that the Fund will incur material costs to be year 2000 compliant. Although the Manager does not anticipate that the Year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the Year 2000 will be sufficient to avoid an adverse impact on the Fund. The Year 2000 problem may also adversely affect issuers of the securities contained in the Fund, to varying degrees based upon various factors, and thus may have a corresponding adverse effect on the Fund's performance. The Manager is unable to predict what effect, if any, the Year 2000 problem will have on such issuers.


III.  MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


The Fund's investment adviser is Reich & Tang


Asset Management L.P. (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of January 31, 1999, the Manager was the investment manager, advisor or supervisor with respect to assets aggregating in excess of $13.0 billion. The Manager has been an investment adviser since 1970 and currently is manager of seventeen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.


Steven M. Wilson, J. Dennis Delafield, Charles Neuhauser, Vincent Sellecchia and Glenn Sussman are responsible for the day-to-day investment management of the Fund.


Messieurs Wilson, Delafield and Sellecchia are Managing Directors of the Capital Management Group. Mr. Wilson has been Managing Director and Chief Investment Officer of the Capital Management Division of the Manager since July 1998. Mr. Wilson was formerly Senior Vice President of the Capital Management Division of the Manager with which he was associated with since September 1993. Mr.
Delafield and Mr. Sellecchia are Managing Directors of the Delafield Asset Management Division of the Manager, with which they have been associated with since September 1993. Messieurs Neuhauser and Sussman are Analysts/ Managers of the Capital Management Division of the Manager. Mr. Neuhauser has been an Analyst/Manager since October, 1998, he was formerly a Senior Vice President with Investment Counselor of Maryland, from August 1991 until September 1998. Mr. Sussman has been an Analyst/Manager since March 1997, he was formerly a Vice President at Richter Asset Management from July 1988 until March 1997.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .80% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. [Effective February 1, 1999 through July 31, 1999, the Manager will waive .20% of its Management Fee.]



Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to
 .20% per annum of the Fund's average daily net assets.


The Manager, at its discretion, may voluntarily waive all or a portion of the Investment Management Fee and the Administrative Services Fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

IV.    SHAREHOLDER INFORMATION


The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations and from investors directly.


Pricing of Fund Shares

The Fund determines the net asset value of the shares as of 4:00 p.m., New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding.

Portfolio securities for which market quotations are readily available are valued at market value. U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets of the Fund are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.


Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 4:00 p.m., New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 4:00 p.m., New York City time. Fund shares begin accruing income on the day after the shares are issued to an investor.



Purchase of Fund Shares


Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organization. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund.

The minimum intial investment is $5,000; except that the minimum initial investment for an Individual Retirement Account is $250.

Each shareholder, except certain shareholders who invest through accounts at Participating Organizations ("Participant Investors"), will receive from the Fund a personalized monthly statement (i) listing the total number of Fund shares owned as of the statement closing date, (ii) purchase and redemptions of Fund shares and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating
Organizations

Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 4:00 p.m., New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will result in share issuance the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


Initial Direct Purchases of Shares

Investors who wish to invest in the Fund directly may obtain a current prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:

Within New York                       212-830-5220
Outside New York (TOLL FREE)          800-221-3079

Mail

Investors may send a check made payable to "Reich & Tang Equity Fund, Inc." along with a completed subscription order form to:

    Reich & Tang Equity Fund, Inc.
    Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

Checks are accepted subject to collection at full value in United States currency.

Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at 212-830-5220 (within New York) or at 800-221-3079 (outside New York) and then instruct a member commercial bank to wire money immediately to:
    Investors Fiduciary Trust Company
    ABA # 101003621
    Reich & Tang Funds
    DDA # 890752-955-4 For Reich & Tang Equity Fund, Inc.
    Account of (Investor's Name)_____________________
    Account #_____________________
    SS#/Tax ID#___________________

The investor should then promptly complete and mail the subscription order form.


Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., New York City time, on a Fund Business Day, will be treated as a Federal Funds payment received on that day.


Personal Delivery

Deliver a check made payable to "Reich & Tang Equity Fund, Inc." along with a completed subscription order form to:

    Reich & Tang Mutual Funds
    600 Fifth Avenue  -  8th Floor
    New York, New York 10020

Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege

You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares

Subsequent purchases can be made by personal delivery or by bank wire, as indicated above, or by mailing a check to:


Reich & Tang Equity Fund, Inc.
Mutual Funds Group
P.O. Box 13232
Newark, New Jersey 07101-3232

All payments should clearly indicate the shareholder's account number.

Provided that the information on the subscription form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares


A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, provided the redemption request is received prior to 4:00 p.m., New York City time. However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment.


A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    Reich & Tang Equity Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.

Normally the redemption proceeds are paid by check and mailed to the shareholder of record.

Checks

By making the appropriate election on their subscription order form, shareholders may request a supply of checks which may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.


There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders. Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks.

Telephone

The Fund accepts telephone requests for redemption from shareholders who elect this option on their subscription order form. Telephone requests for redemptions may not exceed $25,000 per request per day. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder making a telephone withdrawal should call the Fund at 212-830-5220; outside New York at 800-221-3079, and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 4:00 p.m., New York City time. Proceeds are sent the next Fund Business Day if the redemption request is received after 4:00 p.m., New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New

York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted. Additional exceptions include any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund has reserved the right to redeem the shares of any shareholder (other than those in an IRA) if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount.

Specified Amount Automatic
Withdrawal Plan

Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder.

Dividends and Distributions


Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each stockholder, be paid in cash or in additional shares of common stock of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the stockholder makes no election the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.


While it is the intention of the Fund to distribute to its stockholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Dividends will normally be paid quarterly. Capital gains distributions, if any, will be made at least annually and usually at the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


Retirement Plans


The Fund has available a form of individual retirement account ("IRA") for investment in the Fund's shares. In general, an individual can make an annual contribution to an IRA in an amount equal to the lesser of $2000 or 100% of the individual's earned income. In addition, in the case of a married couple filing a joint return, annual IRA contributions of up to $2000 can generally be made for each spouse, as long as the combined compensation of both spouses is at least equal to the contributed amounts. IRA contributions can, in general, be made to either traditional deductible IRAs, traditional non-deductible IRAs or non-deductible Roth IRAs, a new type of IRA established by the Taxpayer Relief Act of 1997. Contributions to a Roth IRA are not deductible, but qualified distributions from a Roth IRA are not includable in income or subject to the additional ten-percent tax on early withdrawals, if deemed a qualified distribution. A "qualified distribution" is a distribution that is made after the end of the five taxable year period beginning with the first taxable year in which the individual made a contribution to a Roth IRA, and which is made on or after the date in which the individual attains an age of 59 1/2 , on or after the death of the individual or is attributable to the disability of the individual, or is a distribution for specified first-time home buyer expenses or certain education expenses.


Contributions to traditional deductible IRAs and Roth IRAs may be limited based on adjusted gross income levels. The ability of a person who is an active participant in an employer sponsored retirement plan to make deductible contributions to a regular IRA is phased out based on the individual's adjusted gross incomes. For 1998, the phase out occurs over a range of adjusted gross incomes from $50,000 to $60,000 on a joint return and $30,000 to $40,000 on a single return. The phase out range for a married individual who is not an active participant but whose spouse is an active participant is between $150,000 and $160,000.


The maximum annual contribution that can be made to a Roth IRA is also subject to phase out rules that apply to married individuals filing joint returns when adjusted gross income is between $150,000 and $160,000 and to single individuals when adjusted gross income is between $95,000 and $110,000.


For both traditional deductible IRAs and Roth IRAs, the phase out range for married individuals filing separate returns is from $0 to $10,000.


The minimum investment required to open an IRA is $250. Generally, there are penalties for premature distributions from an IRA before the attainment of age 59 1/2, except in the case of the participant's death or disability and certain other circumstances including first-time home buyer expenses and certain education expenses.


Fund shares may also be a suitable investment for assets of other types of qualified pension or profit-sharing plans, including cash or deferred or salary reduction "Section 401(k) plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.


Persons desiring information concerning investments by IRAs and other retirement plans should write or telephone the Fund.

Exchange Privilege


Shareholders of the Fund are entitled to exchange some or all of their shares in the Fund for shares of certain other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser and which participate in the exchange privilege program with the Fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pennsylvania Daily
Municipal Income Fund and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser or manager. There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Fund's Shares are exchanged at their respective net asset values.


The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made.


Instructions for exchanges may be made by sending a signature guaranteed written request to:


    Reich & Tang Equity Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020


or, for shareholders who have elected that option, by telephoning the Fund at 212-830-5220 (within New York) or 800-221-3079 (outside New York). The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.


Tax Consequences


The Fund qualified for the fiscal year ended December 31, 1998 and intends for each year thereafter to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company relieves the Fund of Federal income tax on net ordinary income and net realized capital gains paid out to its stockholders. Distributions of net ordinary income and net short-term capital gains are taxable to stockholders as ordinary income. Some corporate stockholders will be entitled to the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.


The excess of net long-term capital gains over net short-term capital losses realized and distributed by the Fund as capital gains distributions is taxable to stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held its stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. If a stockholder that sells shares held for six months or less received a distribution taxable as long-term capital gain, any loss realized on the sale of the shares would be a long-term capital loss to the extent of the distribution.


Any dividend or distribution received by a stockholder shortly after the purchase of shares of the Fund will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, the dividend or distribution is subject to tax even though they are, in effect, a return of capital.


The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to stockholders who have not complied with IRS regulations by certifying on its application that the social security or tax identification number provided is correct and that the stockholder is not subject to 31% backup withholding for previous underreporting to the IRS.


The redemption of shares may result in the investor's receipt of more or less than the investor paid for its shares and, thus, in a taxable gain or loss to the investor.


An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.




V.   DISTRIBUTION ARRANGEMENTS


Rule 12b-1 Fees


Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to its shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and the Fund and the Manager have entered into the Investment Management Contract.


Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


The Investment Management Contract includes provisions allowing the Manager to defray the cost of, or compensate other persons, including banks, broker-dealers and other organizations whose customers or clients are Fund stockholders ("Intermediaries"), for performing stockholder, administrative and accounting services to the Fund. Under the Investment Management Contract, the Manager may also compensate the foregoing persons and organizations for providing assistance in distributing the Fund's shares. The Investment Management Contract further contemplates that the Manager may compensate sales personnel and pay for the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising and other activities in connection with the distribution of the Fund's shares. The Manager is not subject to any percentage limitation with respect to the amounts it may expend for the activities described in this paragraph.


Under the Plan, the Manager may make payments in connection with the distribution of the Fund's shares from the Management Fee received from the Fund, from the Manager's revenues (which may include management or advisory fees received from other investment companies) and past profits. The Manager, in its sole discretion, will determine the amount of its payments made pursuant to the Plan, but no such payment will increase the amount which the Fund is required to pay to the Manager for any fiscal year under the Investment Management Contract.


Under the Plan, the Fund may pay the costs of printing and distributing the Fund's prospectus to prospective investors and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The payments made by the Fund for the expenses referred to in this paragraph will not exceed in any year .05% of the Fund's average daily net assets for the year.

VI.  FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey and Pullen, LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                        Year Ended December 31,
                                              --------------------------------------------------------------------------
                                                 1998            1997           1996           1995            1994
                                                 ----            ----           ----           ----            ----
Per Share Operating Performance
(for a share outstanding throughout the year)

 Net asset value, beginning of year.          $    17.25      $    18.10      $    17.73      $    15.39      $    17.61
                                               ---------       ---------       ---------       ---------       ---------

 Income from investment operations:
 Net investment income..............                0.05            0.11            0.15            0.22           0.24

 Net realized and unrealized

   gains (losses) on investments...                 0.39            2.38            2.83            4.10            0.05
                                               ---------       ---------       ---------       ---------       ---------

 Total from investment operations...                0.44            2.49            2.98            4.32            0.29
                                               ---------       ---------       ---------       ---------       ---------

 Less distributions:
 Dividends from net investment income         (     0.05)     (     0.11)     (     0.15)     (     0.22)     (     0.24)
 Distributions from net realized gains        (     3.03)     (     3.23)     (     2.46)     (     1.76)     (     2.27)
 In excess of net realized gain.....          (     0.05)           --              --             --             --
                                               ---------       ---------       ---------       ---------       ---------

 Total distributions................          (     3.13)     (     3.34)     (     2.61)     (     1.98)     (     2.51)
                                               ---------       ---------       ---------       ---------       ---------
 Net asset value, end of year.......          $    14.56      $    17.25      $    18.10      $    17.73      $    15.39
                                               =========       =========       =========       =========       =========

 Total Return.......................                2.6%           13.8%           16.9%           28.2%            1.7%

 Ratios/Supplemental Data

 Net assets, end of year (000)......          $   56,616      $   88,553      $   91,300      $  112,333      $   90,639

 Ratios to average net assets:
   Expenses........................                 1.19%           1.21%(a)        1.22%(a)        1.15%           1.17%
   Net investment income...........                 0.29%           0.56%           0.79%           1.21%           1.35%
 Portfolio turnover rate............               45.79%          29.59%          31.70%          27.69%          25.80%


 (a)      Includes expenses paid indirectly, equivalent to .01% of average net assets.

A Statement of Additional Information (SAI) dated
May 3, 1999, and the Fund's Annual and Semi-Annual
Reports include additional information about the
Fund and its investments and are incorporated by
reference into this prospectus. You may obtain the
SAI, the Annual and Semi-Annual Reports and material          REICH & TANG
incorporated by reference without charge by calling         EQUITY FUNDS, INC.
the Fund at 1-800-221-3079. To request other information, please call your financial intermediary or the Fund.

=================================================



=================================================
                                                              PROSPECTUS
A current SAI has been filed with the                         May 3, 1999
Securities and Exchange Commission. You may
visit the Securities and Exchange Commission's
Internet website (www.sec.gov) to view the
SAI, material incorporated by reference and
other information. These materials can also
be reviewed and copied at the Commission's
Public Reference Room in Washington D.C.
Information on the operation of                  Reich & Tang Distributors, Inc.
the Public Reference Room may be                      600 Fifth Avenue
obtained by calling the Commission                    New York, NY 10020
at 1-800-SEC-0330.  In addition,                        (212) 830-5220
copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C.
20549-6009.


811-4148



RTE599P

REICH & TANG                                600 Fifth Avenue, New York, NY 10020
EQUITY FUND, INC.                                                 (212) 830-5220


                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 3, 1999
                 RELATING TO THE REICH & TANG EQUITY FUND, INC.
                          PROSPECTUS DATED MAY 3, 1999



This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of Reich & Tang Equity Fund, Inc. (the "Fund"), dated May 3, 1999 and should be read in conjunction with the Fund's Prospectus.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-(800) 221-3079. The Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided.


This Statement of Additional Information is incorporated by reference into the Fund's Prospectus in its entirety.


                                Table of Contents
--------------------------------------------------------------------------------------------------------------

Fund History.........................................2     Capital Stock and Other Securities...............10
Description of the Fund and its Investments and            Purchase, Redemption and Pricing Shares..........10
 Risks ..............................................2     Taxation of the Fund.............................15
Management of the Fund...............................4     Underwriters.....................................16
Control Persons and Principal Holders of                   Calculation of Performance Data..................16
  Securities........................................ 5     Financial Statements.............................16
Investment Advisory and Other Services...............6
Brokerage Allocation and Other Practices.............9
--------------------------------------------------------------------------------------------------------------


I.       FUND HISTORY


The Fund was incorporated on October 15, 1984 in the state of Maryland.

II.      DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end, diversified management investment company. The Fund's investment objective is to seek long-term growth of capital. Current income is a secondary objective. No assurance can be given that these objectives will be achieved. Although not principal strategies, the Manager may enter into the following types of transactions or invest in the following types of instruments as part of its investment strategies.

(i)      Warrants


The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.


The Fund will not purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included within that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchanges.

(ii)     Foreign Securities


Investments may be made in both domestic and foreign companies. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 15% of the value of its total assets (at the time of purchase and after giving effect thereto) in the securities of foreign issuers and obligors.


Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies may be less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

(iii)    Restricted Securities


The Fund may invest in restricted securities and in other assets having no ready market if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such restricted or not readily marketable assets. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

(iv)     Other Matters


In addition, for purposes of complying with the securities regulations of certain states, the Fund has adopted the following additional investment restriction, which may be changed by the Fund's Board of Directors without stockholder approval. The Fund may not purchase or retain the securities of any issuer if the officers or directors of the Fund or Reich & Tang Asset Management, Inc., the general partner of the Fund's advisor, owning beneficially more than 1/2 of 1% of the securities together own beneficially more than 5% of such securities.


Investment Restrictions


The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares "of each series of the Fund's shares that would be affected by such a change." The term "majority of the outstanding shares" of the Fund means the vote of the lesser of
(i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

2. Invest more than 25% of the value of its total assets in any particular industry;

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4. Make loans of its assets to any person, except for the purchase of debt securities as discussed under "Investment Objectives, Policies and Risks" herein;

5. Borrow money except for (i) the short-term credits from banks referred to in paragraph 3 above and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

6. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 above;

7. Purchase the securities of any other investment company, except by purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or except when such purchase is part of a merger, consolidation or acquisition of assets; and

8. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund will not, however, invest more than 10% of the value of its net assets in restricted securities and not readily marketable securities.

9. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

10. Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

11.  Purchase or acquire commodities or commodity contracts;

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

13. Participate on a joint or a joint and several basis in any securities trading account; and

14.  Invest in companies for the purpose of exercising control.

If a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's portfolio securities will not be considered a violation of the Fund's policies or restrictions.

III.     MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.



The Directors and Executive Officers of the Fund, and their principal occupations during the past five years, are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Directors deemed to be "interested persons" of the Fund for the purposes of the Investment Company Act of 1940 (the "1940 Act"), as amended are indicated by an asterisk.


RICHARD E. SMITH, III, 49*: President and Chief Executive Officer of the Capital Management Division of the Manager with which he has been associated since May 1994. Mr. Smith was formerly Executive Vice President of Rhode Island Hospital Trust which he was associated with from March 1993 to May 1994.


Dr. W. GILES MELLON, 68: Director of the Fund, is Professor of Business Administration in the Graduate School of Management, Rutgers University with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex.


ROBERT STRANIERE, 58: Director of the Fund, has been a member of the New York State Assembly and a partner in The Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex, and a Director of Life Cycle Mutual Funds, Inc.


Dr. YUNG WONG, 60: Director of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly a General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong has been a Director of Republic Telecom Systems Corporation (a provider of telecommunications equipment) since January 1989 and of TelWatch, Inc. (a provider of network management software) since August 1989. Dr. Wong is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex, and a Trustee of Eclipse Financial Asset Trust.


STEVEN M. WILSON, 39: President of the Fund, has been Managing Director and Chief Investment Officer of the Capital Management Division of the Manager since July 1998. Mr. Wilson was formerly Senior Vice President of the Capital Management Division of the Manager with which he was associated with since September 1993.


STEVEN W. DUFF, 45: Executive Vice President of the Fund, has been President of the Mutual Funds division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is also President and a Director/Trustee of 14 funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.,.


BERNADETTE N. FINN, 51: Vice President and Secretary of the Fund has been Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. with which she was associated with from September 1970 to September 1993. Ms. Finn is also Vice President and Secretary of 4 additional funds, and a Secretary of 14 funds in the Reich & Tang Fund Complex.


MOLLY FLEWHARTY, 48: Vice President of the Fund has been Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. with which she was associated with from December 1977 to September 1993. Ms. Flewharty is also a Vice President of 18 other funds in the Reich & Tang Fund Complex.


LESLEY M. JONES, 50: Vice President of the Fund has been Senior Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. with which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of 14 other funds in the Reich & Tang Complex.


DANA E. MESSINA, 42: Vice President of the Fund has been Executive Vice President of the Mutual Funds division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina was formerly
Vice President of Reich & Tang, Inc. with which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of 15 other funds in the Reich & Tang Fund Complex.


RICHARD De SANCTIS, 42: Treasurer of the Fund, has been Vice President and Treasurer of the Manager since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc. from January 1991 to September 1993. Mr. De Sanctis is also Treasurer of 17 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.


ROSANNE D. HOLTZER, 34: Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with since June 1986. She is also Assistant Treasurer of 18 other funds in the Reich & Tang Fund Complex.



Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $2,000 and a fee of $500 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund.


The Fund paid an aggregate remuneration of $12,000 to its Directors with respect to the period ended December 31, 1998, all of which consisted of aggregate director's fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract. See Compensation Table below.




                               Compensation Table



Name of Person,       Aggregate Compensation   Pension or Retirement      Estimated Annual   Total Compensation from
Position              from the Fund            Benefits Accrued as        Benefits upon      Fund and Fund Complex Paid
                                               Part of Fund Expenses      Retirement         to Directors*

Dr. W. Giles Mellon,
Director                   $4,000                   0                      0                    $58,000 (16 Funds)

Robert Straniere,
Director                   $4,000                   0                      0                    $58,000 (16 Funds)

Dr. Yung Wong,
Director                   $4,000                   0                      0                    $58,000 (16 Funds)



* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending December 31, 1998. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.


IV.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On March 31, 1999 there were ___________ shares of the Fund's common stock outstanding. As of March 31, 1999, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding common stock as of March 31, 1999:


                                                               Nature of
Name and Address                           of Shares           Ownership
----------------                           ---------           ---------

[NEIC Master Retirement Trust               [     %]            [Record]
399 Boylston Street
Boston, MA. 02116-3305]

[Nancy T. Francis &                         [     %]            [Record]
Arthur Francis
42 Atherton Avenue
Atherton,  CA  94027-4019]



V.       INVESTMENT ADVISORY AND OTHER SERVICES


Pursuant to its Investment Management Contract with the Fund, Reich & Tang Asset Management L.P. (the "Manager") is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by it in its discretion. (See "Portfolio Transactions" herein.) The Manager also furnishes to the Board of Directors periodic reports on the investment performance of the Fund.



The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020 (the "Manager"). The Manager was at January 31, 1999 manager, advisor or supervisor with respect to assets aggregating in excess of $13.0 billion. The Manager acts as manager or administrator of seventeen other investment companies and also advises pension trusts, profit sharing trusts and endowments.



Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") was the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Subsequently, effective March 31, 1998, Nvest Companies, L.P. ("Nvest Companies") due to a change in name of NEICOP, replaces NEICOP as the limited partner and owner of a 99.5% interest in the Manager.



Reich & Tang Asset Management, Inc. (an indirect wholly-owned subsidiary of Nvest Companies) is the sole general partner and owner of the remaining 0.5% interest of the Manager. Nvest Corporation, a Massachusetts Corporation (formerly known as New England Investment Companies, Inc.), serves as the managing general partner of Nvest Companies.


Reich & Tang Asset Management, Inc. is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly or indirectly owns approximately 47% of the outstanding partnership interests of Nvest Companies and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns, directly and indirectly, approximately 13% of the outstanding partnership interests of Nvest Companies.


MetLife is a mutual life insurance company with assets of $330.6 billion at December 31, 1997. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.7 trillion at December 31, 1997 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.


Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, division and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include Back Bay Advisors, L.P., Capital Growth Management, Limited Partnership,
Greystone partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., Nvest Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.


Steven M. Wilson, J. Dennis Delafield, Charles Neuhauser, Vincent Sellecchia and Glenn Sussman are responsible for the day-to-day investment management of the Fund.


Messieurs Wilson, Delafield and Sellecchia are Managing Directors of the Capital Management Group. Mr. Wilson has been Managing Director and Chief Investment Officer of the Capital Management Division of the Manager since July 1998. Mr. Wilson was formerly Senior Vice President of the Capital Management Division of the Manager with which he was associated with since September 1993. Mr.
Delafield and Mr. Sellecchia are Managing Directors of the Delafield Asset Management Division of the Manager, with which they have been associated with since September 1993. Messieurs Neuhauser and Sussman are analysts/managers of the Capital Management Division of the Manager. Mr. Neuhauser has been an Analyst/Manager since October, 1998, and was formerly a Senior Vice

President with Investment Counselor of Maryland, from August 1991 until September 1998. Mr. Sussman has been an Analyst/Manager since March 1997, and was formerly a Vice President at Richter Asset Management from July 1988 until March 1997.


The Investment Management Contract has been extended to December 31, 1999 and is continued in force thereafter for successive twelve-month periods beginning each January 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interest persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.


The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc. the sole general partner of the Manager, or employees of the Manager or its affiliates.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


For its services under the Investment Management Contract, the Manager receives from the Fund a fee, payable monthly, at the annual rate of .80% of the Fund's average daily net assets. In addition to management services with respect to the purchase and sale of securities, the fee includes compensation for overall management of the Fund and for distributing the Fund's shares. For the Fund's fiscal years ended December 31, 1998, 1997 and 1996, the Manager received investment management fees of $586,073, $740,385 and $888,522 respectively.
[Effective February 1, 1999 through July 31, 1999, the Manager will waive .20% of its Management Fee.]


     Pursuant to the Administrative Services Contract with the Fund, the Manager performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by Investors Fiduciary Trust Company, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .20% per annum of the Fund's average daily net assets. For the Fund's fiscal years ended December 31, 1998, 1997 and 1996, the Manager received an administrative services fee of $146,518, $185,096 and $222,130, respectively. [Effective February 1, 1999 through July 31, 1999, the Manager will waive.20% of its Management Fee.]


Expense Limitation


The Manager has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund's expenses for distribution purposes pursuant to the Plan, described above, are included within such expenses only to the extent required by the state with the most restrictive expense limitation in which the Fund's shares are qualified for sale. The Fund may elect not to qualify its shares for sale in every state. For the purpose of this limitation, expenses shall include the fee payable to the Manager and the amortization of organization expenses. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. No such reimbursement was required for the year ended December 31, 1998. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.


Subject to the Manager's obligations to pay for services performed by officers of the Manager or its affiliates and for investment management services and certain distribution and promotional expenses and to reimburse the Fund for its excess expenses as described above, under the Investment Management Contract the Fund has assumed responsibility for payment of all of its other expenses, including (a) brokerage and commission expenses, (b) Federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Fund, (c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of the Fund's custodian, (f) charges and expenses of persons performing issuance, redemption, transfer and dividend disbursing functions for the Fund, (g) recurring and nonrecurring legal and accounting expenses, including the Fund's cost of the bookkeeping agent for the determination of net asset value per share and the maintenance of portfolio and general accounting records, (h) telecommunication expenses, (i) costs of organizing and maintaining the Fund's existence as a corporation, (j) compensation, including directors' fees, of any of the Fund's directors, officers or employees who are not officers of Reich & Tang Asset Management, Inc., the general partner of the Manager, and costs of other personnel providing services to the Fund, (k) costs of stockholders' services including charges and expenses of persons providing confirmations of transactions in Fund shares, periodic statements to stockholders, and recordkeeping and stockholder services,
(l) costs of stockholders' reports, proxy solicitations, and corporate meetings,
(m) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and of qualifying those shares under applicable state securities laws, including expenses attendant upon the initial registration and qualifications of the Fund's shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing and printing the Fund's prospectuses and statements of additional information and of delivering them to stockholders of the Fund, (o) payment of fees and expenses provided for in the Investment Management Contract, Administrative Services Agreement and Distribution Agreement and (p) any other distribution or promotional expenses pursuant to a distribution and service plan.


Distribution and Service Plan


The Fund's Distribution and Service Plan (the "Plan") provides that all written agreements relating to the Plan entered into between either the Fund and the Manager, Reich & Tang Distributors, Inc. (the "Distributor") and organizations whose customers or clients are Fund stockholders ("Intermediaries") must be in a form satisfactory to the Fund's Board of Directors. Pursuant to the Plan, the Fund has entered into a Distribution Agreement with the Distributor.


Reich & Tang Asset Management, Inc. serves as the sole general partner for Reich & Tang Asset Management L.P.


The Plan requires the Fund and the Manager to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Manager pursuant to the Plan and identifying the distribution activities for which those expenditures were made. Such distribution activities included the printing of prospectuses and subscription order forms and promotional brochures and related promotional expenses. See "Investment Management Contract" herein for information regarding fee arrangements and termination provisions under the Investment Management Contract.


The Plan provided that it would be continued in effect until December 31, 1998 and it has been extended through December 31, 1999. Thereafter, it is continued in effect for successive annual periods provided that it must be approved by a vote of at least a majority of the outstanding voting securities of the Fund and by a majority of the Board of Directors, including those directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Plan. The Plan must be approved at least annually by the Board of Directors in the manner described in the foregoing sentence and may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund or a majority of those directors who are not "interested persons" and who have no direct or indirect financial interest in the Plan.


The Plan further provides that it may not be amended to increase materially the costs which may be incurred by the Fund for distribution pursuant to the Plan without stockholder approval, and that all material amendments of the Plan must be approved by a majority of the Board of Directors, including those who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan.


While the Plan is in effect, the selection and nomination of directors who are not "interested persons" of the Fund (as defined in the 1940 Act) is committed to the discretion of the directors who are not "interested persons" of the Fund.


The Distribution Agreement between the Fund and the Distributor provides that it shall terminate automatically in the event of its assignment.


Custodian and Transfer Agent


Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Counsel and Auditors


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Venable, Baetjer and Howard, Baltimore, Maryland, has provided an opinion for matters relating to Maryland law.


McGladrey & Pullen LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Fund.

VI.      BROKERAGE ALLOCATION AND OTHER PRACTICES


The Manager makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining the best price and execution available, brokerage may be directed to persons or firms supplying investment information to the Manager or portfolio transactions may be effected by the Manager. Neither the Fund nor the Manager has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Manager and, therefore, may have the effect of reducing the expenses of the Manager in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.


The investment  information  provided to the Manager is of the type described in
Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Manager in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Manager determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. During the year ended December 31, 1998, the Manager did not place any portfolio transactions for the Fund with firms supplying investment information to the Manager.


The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Fund will attempt to negotiate best execution.


The Distributor may from time to time effect transactions in the Fund's portfolio securities. In such instances, the placement of orders with the Distributor would be consistent with the Fund's objective of obtaining best execution. With respect to orders placed with the Distributor for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund) to receive brokerage commissions from such registered investment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, pursuant to Section 11(a) of the Securities Exchange Act of 1934, the Distributor is restricted as to the nature and extent of the brokerage services it may perform for the Fund. The Securities and Exchange Commission has adopted rules under Section 11(a) which permit a distributor to a registered investment company to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions. To the extent permitted by such rules, the Distributor may receive compensation relating to transactions in portfolio securities of the Fund provided that the Fund enters into a written agreement, as required by such rules, with the Distributor authorizing it to retain compensation for such services. Transactions in portfolio securities placed with the Distributor which are executed on a national securities exchange must be effected in accordance with procedures adopted by the Board of Directors of the Fund pursuant to Rule 17e-1.

During the years ended December 31, 1998, 1997 and 1996, the Fund paid a total of $ 189,081, $81,019 and $95,366, respectively, in brokerage commissions, $ 27,866, $25,226 and $23,623, respectively, of which was paid to the Distributor. During the years ended December 31, 1998, 1997 and 1996, the brokerage commissions paid to the Distributor represented approximately 14.74%, 31.14%, and 24.77%, respectively, of the total brokerage commissions paid by the Fund during such years and were paid on account of transactions having an aggregate dollar value equal to approximately 28.31%, 49.58%, and 42.83%, respectively, of the aggregate dollar value of all portfolio transactions of the Fund during such years for which commissions were paid. The Fund's portfolio turnover rate for the years ended December 31, 1998 and 1997 was 45.79% and 29.59%, respectively.


VII.     CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund consists of one hundred million shares of common stock having a par value of one-tenth of one cent ($.001) per share. Each share has equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.


As a general matter, the Fund will not hold annual or other meetings of the Fund's stockholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among stockholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the stockholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the stockholders.


VIII.    PURCHASE, REDEMPTION AND PRICING SHARES


Pricing of Fund Shares

The Fund determines the net asset value of the shares as of 4:00 p.m., New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding.

Portfolio securities for which market quotations are readily available are valued at market value. U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets of the Fund are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.


Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 4:00 p.m., New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 4:00 p.m., New York City time. Fund shares begin accruing income on the day after the shares are issued to an investor.


Purchase of Fund Shares


Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organization. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund.


The minimum initial investment in the Fund is $5,000; except that the minimum initial investment for an IRA is $250.


Each shareholder, except certain Participant Investors, will receive from the Fund a personalized monthly statement (i) listing the total number of Fund shares owned as of the statement closing date, (ii) purchase and redemptions of Fund shares and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).


Investments Through Participating Organizations


Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.


Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 4:00 p.m., New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will result in share issuance the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


Initial Direct Purchases of Shares


Investors who wish to invest in the Fund directly may obtain a current prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:


    Within New York                 212-830-5220
    Outside New York (TOLL FREE)    800-221-3079


Mail

Investors may send a check made payable to "Reich & Tang Equity Fund, Inc." along with a completed subscription order form to:


    Reich & Tang Equity Fund, Inc.
    Reich & Tang Funds

    600 Fifth Avenue-8th Floor
    New York, New York 10020

Checks are accepted subject to collection at full value in United States currency.


Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at 212-830-5220 (within New York) or at 800-221-3079 (outside New York) and then instruct a member commercial bank to wire money immediately to:


    Investors Fiduciary Trust Company
    ABA # 101003621
    Reich & Tang Funds
    DDA # 890752-955-4
    For Reich & Tang Equity Fund, Inc.
    Account of (Investor's Name)___________________
    Account #___________________
    SS#/Tax ID#_________________

The investor should then promptly complete and mail the subscription order form.


Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., New York City time, on a Fund Business Day, will be treated as a Federal Funds payment received on that day.




Personal Delivery

Deliver a check made payable to "Reich & Tang Equity Fund, Inc." along with a completed subscription order form to:


    Reich & Tang Mutual Funds
    600 Fifth Avenue  -  8th Floor
    New York, New York 10020


Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege

You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.


Subsequent Purchases of Shares


Subsequent purchases can be made by personal delivery or by bank wire, as indicated above, or by mailing a check to:


    Reich & Tang Equity Fund, Inc.
    Mutual Funds Group
    P.O. Box 13232
    Newark, New Jersey 07101-3232

[There is a $100 minimum for subsequent purchases of shares.] All payments should clearly indicate the shareholder's account number.

Provided that the information on the subscription form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.


Redemption of Shares


A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, provided the redemption request is received prior to 4:00 p.m., New York City time. However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.


A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.


When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.


Written Requests

Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:


    Reich & Tang Equity Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020


All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.


Normally the redemption proceeds are paid by check and mailed to the shareholder of record.


Checks

By making the appropriate election on their subscription order form, shareholders may request a supply of checks which may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.


There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.


Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.


Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks.


Telephone


The Fund accepts telephone requests for redemption from shareholders who elect this option on their subscription order form. Telephone requests for redemption may not exceed $25,000 per request per day. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.


A shareholder making a telephone withdrawal should call the Fund at 212-830-5220; outside New York at 800-221-3079, and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time. Proceeds are sent the next Fund Business Day if the redemption request is received after 12 noon, New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.


The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted. Additional exceptions include any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


The Fund has reserved the right to redeem the shares of any shareholder (other than those in an IRA) if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount.

REDEMPTION OF SHARES


Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund's net asset value per share as described under "Net Asset Value" herein), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund will only effect a redemption in portfolio securities where the particular stockholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities was made.


NET ASSET VALUE


The Fund does not determine its net asset value per share on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.


Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Manager to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value.


U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

IX.      TAXATION OF THE FUND


The Fund intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements. By meeting these requirements, the Fund generally will not be subject to Federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. If the Fund does not meet all of these requirements, it will be taxed as an ordinary corporation and distributions will generally be taxed to shareholders as ordinary income.


Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% of excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending
December 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.


Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from the Fund may be eligible for the dividends-received deduction available to corporations other than S Corporations. However, any dividends received by the Fund that are attributable to foreign corporations will not be eligible for the dividends-received deduction, since that deduction is generally available only with respect to dividends paid by domestic corporations. In addition, the dividends-received deduction will be disallowed for shareholders who do not hold their shares in the Fund for at least 45 days during the 90 day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed.


Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.


Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Distributions by the Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.


Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.


Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of the Fund are acquired without sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.


Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. The Fund does not expect to be eligible to elect to allow shareholders to claim such foreign taxes or a credit against their U.S. tax liability.


The Fund is required to report to the IRS all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Fund
(other than distributions to exempt shareholders) are generally subject to backup withholding of Federal income tax at a rate of 31% if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions (whether reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld.


The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).


X.        UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.


XI.       CALCULATION OF PERFORMANCE DATA


From time to time the Fund may distribute sales literature or publish advertisements containing "total return" quotations for the Fund. Such sales literature or advertisements will disclose the Fund's average annual compounded total return for the Fund's last one year period, five year period and the period since the Fund's inception, and may include total return information for other periods. The Fund's total return for each period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received.



The Fund's total return for the twelve months ended December 31, 1998 was 2.57%. The Fund's average annual compounded total return for the five year period ended December 31, 1998 was 12.19%. The Fund's average annual compounded total return from January 4, 1985 (inception) to December 31, 1998 was 14.39%.


The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

XII.     FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended December 31, 1998 and the report thereon of McGladrey & Pullen, LLP are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

                                     PART C
                                OTHER INFORMATION



ITEM 23. Exhibits

         Exhibits:

         (a) Articles of Incorporation of Registrant (filed as Exhibit 1 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).

         (a.1) Amendment to the Articles of Incorporation, (filed with Post Effective Amendment No. 24 to said Registration Statement filed on April 30, 1998 and incorporated by reference).

         (b) By-Laws of Registrant (filed as Exhibit 2 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).

         (c) Form of certificate for shares of the common stock of Registrant (filed as Exhibit 4 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).

         (d) Form of Investment Management Contract between the Registrant and Reich & Tang Asset Management L.P. (filed with Post Effective Amendment No. 24 to said Registration Statement filed on April 30, 1998 and incorporated by reference).

         (e) Form of Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. (filed with Post Effective Amendment No. 24 to said Registration Statement filed on April 30, 1998 and incorporated by reference).

         (f)      None.

         (g) Custody Agreement between the Registrant and Investors Fiduciary Trust Company (filed as Exhibit 8(a) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A)(file Nos. 2-94184 and 811-4148) and incorporated herein by reference).

         (g.1) Transfer Agency Agreement between the Registrant and Investors Financial Services Company (filed as Exhibit 8(b) to Post-Effective Amendment No.13 to Registration Statement on
                  Form N-1A) (file Nos. 2-94184 and 811-4148) and incorporated herein by reference).

         (h)      None.

         (i) Opinion of Messrs. Seward & Kissel (filed as Exhibit 10(a) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).

         (i.1)    Opinion  of  Messrs.  Venable,  Baetjer  and  Howard (filed as
                  Exhibit 10(b) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).

         (j)      Consent of Independent Auditors.

         (k) Audited Financial Statements for fiscal year ended December 31, 1998 (filed with Annual Report).

         (l) Investment representation letter of Reich & Tang, Inc. as initial purchaser of shares of stock of Registrant (filed as Exhibit 13 to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 2-94184) and incorporated herein by reference).

         (m.1) Form of Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (filed with Post-Effective Amendment No. 24 to said Registration Statement filed on April 30, 1998 and incorporated by reference).

         (m.2) Form of Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. (filed as Exhibit e herein.)

         (m.3) Administrative Services Contract between the Registrant and Reich & Tang Asset Management, Inc. (filed with Post-Effective Amendment No. 24 to said Registration Statement filed on April 30, 1998 and incorporated by reference).

         (n)      Financial Data Schedule (for Edgar filing only ).

         (o)      Not applicable.

         (p) Power of Attorney (filed with Post Effective Amendment No. 24 to said Registration Statement filed on April 30, 1998 and incorporated by reference).

         (p.1) Powers of Attorney of Messrs. Reich, Hoerle, Mellon, Straniere and Wong (filed as Other Exhibits to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).

        (p.2) Powers of Attorney of Messrs. Hoerle, Mellon, Straniere, Wong and Flavin (filed as Other Exhibits to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).


ITEM 24. Persons Controlled by or under Common Control with Registrant.

                  None.

ITEM 25. Indemnification


         Registrant incorporates herein by reference the response to Item 27 of Registration Statement filed with the Commission on November 6, 1984.

ITEM 26. Business and Other Connections of Investment Adviser.

         The description of Reich & Tang Asset Management L.P. under the caption "Management, Organization and Capital Structure" in the Prospectus and "Management of the Fund" in the Statement of Additional Information constituting Parts A and B, respectively, of the Registration Statement are incorporated herein by reference.


The Registrant's investment adviser, Reich & Tang Asset Management L.P. is a registered investment adviser. Reich & Tang Asset Management L.P.'s investment advisory clients include California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc., and Virginia Daily Municipal Income Fund, Inc., registered investment companies whose addresses are 600 Fifth Avenue, New York, New York 10020, which invest principally in money market instruments; Delafield Fund, Inc. and Reich & Tang Equity Fund, Inc. are registered investment companies whose address is 600 Fifth Avenue, New York, New York 10020, which invests principally in equity securities. In addition, RTAMLP is the sole general partner of Alpha Associates L.P., August Associates L.P., Reich & Tang Minutus I, L.P., Reich & Tang Minutus II, L.P., Reich & Tang Equity Partners L.P., Reich & Tang Micro Cap L.P., Reich & Tang Concentrated Portfolio L.P. and Tucek Partners L.P., private investment partnerships organized as limited partnerships.


Peter S. Voss, President, Chief Executive Officer and a Director of Nvest Corporation (Formerly New England Investment Companies, Inc.) since October 1992, Chairman of the Board of Nvest Corporation since December 1992, Group Executive Vice President, Bank of America, responsible for the global asset management private banking businesses, from April 1992 to October 1992, Executive Vice President of Security Pacific Bank, and Chief Executive Officer of Security Pacific Hoare Govett Companies a wholly-owned subsidiary of Security Pacific Corporation, from April 1988 to April 1992, Director of The New England since March 1993, Chairman of the Board of Directors of Nvest Corporation's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and Back Bay Advisors, L.P. ("Back Bay"), where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. G. Neal Ryland, Executive Vice President, Treasurer and Chief Financial Officer since July 1993, Executive Vice President and Chief Financial Officer of The Boston Company, a diversified financial services company, from March 1989 until July 1993, from September 1985 to December 1988, Mr. Ryland was employed by Kenner Parker Toys, Inc. as Senior Vice President and Chief Financial Officer. Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of Nvest Corporation since December 1989, Senior Vice President and Associate General Counsel of The New England from 1984 until December 1992, and Secretary of Westpeak and Draycott and the Treasurer of Nvest Corporation. Lorraine C. Hysler has been Secretary of RTAM since July 1994, Assistant Secretary since September 1993, Vice President of the Mutual Funds Group of NEICLP from September 1993 until July 1994, and Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Hysler joined Reich & Tang, Inc. in May 1977 and served as Secretary from April 1987 until September 1993. Richard E. Smith, III has been a Director of RTAM since July 1994, President and Chief Operating Officer of the Capital Management Group of NEICLP from May 1994 until July 1994, President and Chief Operating Officer of the Reich & Tang Capital Management Group since July 1994, Executive Vice President and Director of Rhode Island Hospital Trust from March 1993 to May 1994, President, Chief Executive Officer and Director of USF&G Review Management Corp.

from January 1988 until September 1992. Steven W. Duff has been a Director of RTAM since October 1994, President and Chief Executive Officer of Reich & Tang Mutual Funds since August 1994, Senior Vice President of NationsBank from June 1981 until August 1994, Mr. Duff is President and a Director of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Georgia Daily Municipal
Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc. President and Trustee of Institutional Daily Municipal Income Fund, Pennsylvania Daily Municipal Income Fund, President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., and Executive Vice President of Reich & Tang Equity Fund, Inc. Bernadette N. Finn has been Vice President/Compliance of RTAM since July 1994, Vice President of Mutual Funds Division of NEICLP from September 1993 until July 1994, Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Finn joined Reich & Tang, Inc. in September 1970 and served as Vice President from September 1982 until May 1987 and as Vice President and Assistant Secretary from May 1987 until September 1993. Ms. Finn is also Secretary of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Daily Tax Free Income Fund, Inc., Georgia Daily Municipal Income Fund, Inc., Institutional Daily Municipal Income Fund, Michigan Daily Tax Free Income Funds, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Tax Exempt Proceeds Fund, Inc., and Virginia Daily Municipal Income Fund, Inc. a Vice President and Secretary of Reich & Tang Equity Fund, Inc., and Short Term Income Fund, Inc. Richard DeSanctis has been Treasurer of RTAM since July 1994, Assistant Treasurer since September 1993 and Treasurer of the Mutual Funds Group of NEICLP from September 1993 until July 1994, Treasurer of the Reich & Tang Mutual Funds since July 1994. Mr. DeSanctis joined Reich & Tang, Inc. in December 1990 and served as Controller of Reich & Tang, Inc., from January 1991 to September 1993. Mr. DeSanctis was Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. DeSanctis is also Treasurer of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Georgia Daily Municipal Income Fund, Inc., Institutional Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., and is Vice President and Treasurer of Cortland Trust, Inc. Richard
I. Weiner has been Vice President of RTAM since July 1994, has been Vice President of Nvest Corporation since September 1993, Vice President of the Capital Management Group of NEIC from September 1993 until July 1994, Vice President of Reich & Tang Asset Management L.P. Capital Management Group since July 1994. Mr. Weiner joined Reich & Tang, Inc. in August 1970 and has served as a Vice President since September 1982. Rosanne D. Holtzer has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986. She is also Assistant Treasurer of Back Bay Funds, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc. and is Vice President and Assistant Treasurer of Cortland Trust, Inc.

Item 27. Principal Underwriters.

         (a) Reich & Tang Distributors, Inc. is also distributor for Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Institutional Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

         (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs. Voss, Ryland and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, New York 10020.

                           Positions and Offices        Positions and Offices
         Name                with the Distributor         With Registrant

Peter S. Voss              Director                       None
G. Neal Ryland             Director                       None
Edward N. Wadsworth        Executive Officer              None
Richard E. Smith III       President and Director         Chairman
Steven W. Duff             Director                       Executive Vice
                                                          President
Bernadette N. Finn         Vice President                 Vice President and
                                                          Secretary
Lorraine C. Hysler         Secretary                      None
Richard De Sanctis         Vice President and Treasurer   Treasurer
Richard I. Weiner          Vice President                 None
Peter J. DeMarco           Executive Vice President       None


         (c)      Not applicable.


ITEM 28. Location of Accounts and Records.


         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York 10020. Additional records are maintained at the offices of Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant's Custodian, and Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020, the Registrant's transfer agent and dividend disbursing agent.



ITEM 29. Management Services.


         Not applicable.


ITEM 30. Undertakings.


         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report, as supplemented, when available, upon request, without charge.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 1st day of March, 1999.



                                                 REICH & TANG EQUITY FUND, INC.


                                                 By:      /s/Steven Wilson
                                                          Steven Wilson
                                                          President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         SIGNATURE                                   TITLE                  DATE

(1)      Principal Executive Officer:

         /s/Steven Wilson

         Steven Wilson                               President            3/1/99


(2)      Principal Financial and
         Accounting Officer:

         /s/Richard DeSanctis

         Richard DeSanctis                           Treasurer            3/1/99


(3)      Majority of Directors:


         /s/Richard E. Smith III                                          3/1/99
         Richard E. Smith III


         Dr. W. Giles Mellon                (Director)
         Robert Straniere                   (Director)
         Dr. Yung Wong                      (Director)



                                       By:      /s/Richard E. Smith III   3/1/99
                                                Richard E. Smith III
                                                              Attorney-in-fact*


* Powers of Attorney of Messrs. Mellon, Straniere and Wong filed with Post-Effective Amendment No. 24 to said Registration Statement filed on April 30, 1998 and incorporated herein by reference.